UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2010

CORPORATE RESOURCE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30734	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway, 11th Floor, New York, NY		10038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 443-2380

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.                      Completion of Acquisition or Disposition of Assets.

As previously disclosed on our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 20, 2010, Integrated Consulting Group, Inc. (“Buyer”), a Delaware corporation and a wholly-owned subsidiary of Corporate Resource Services, Inc. (the “Company”), consummated the acquisition of the assets of Integrated Consulting Group of NY LLC, a New York limited liability company (“ICG ”).  The acquisition was conducted pursuant to a public foreclosure sale (the “Public Sale”) of the assets under Article 9 of the Uniform Commercial Code.  The Public Sale was held in accordance with the Foreclosure and Asset Purchase Agreement, dated as of November 12, 2010, as amended (the “Acquisition Agreement”), entered into by and among, Buyer, ICG, ICG’s four members, Eric Goldstein, an individual and North Mill Capital, LLC, a Delaware limited liability company.

This Current Report on Form 8-K/A provides the historical financial statements of ICG under Item 9.01(a).  This Current Report on Form 8-K/A also provides the pro forma financial information under Item 9.01(b).  The aforementioned financial statements and information were not included in the Current Report on Form 8-K filed on December 20, 2011.

Item 9.01                      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited combined balance sheet of ICG as of December 31, 2009 and the related combined statements of operations and accumulated deficit and combined statement of cash flows for the year ended December 31, 2009, including the notes to such financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.1 herewith.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2010, and the unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2010 are filed as Exhibit 99.2 herewith.

Exhibit Number	Description of Exhibit

99.1	Audited combined financial statements of Integrated Consulting Group of NY LLC as of and for the year ended December 31, 2009.

99.2	Unaudited pro forma condensed consolidated balance sheet and consolidated statements of operations as of and for the year ended September 30, 2010.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ Jay H. Schecter
Name: Jay H. Schecter
Title: Chief Executive Officer

Dated:  February 25, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Audited combined financial statements of Integrated Consulting Group of NY LLC as of and for the year ended December 31, 2009.

99.2	Unaudited pro forma condensed consolidated balance sheet and consolidated statements of operations as of and for the year ended September 30, 2010.